Exhibit 10.5
                                                 GUARANTY OF LEASE
                                              (Grand 24, Dallas, TX)

         THIS  GUARANTY  is given  as this  21st day of  November  1997,  by AMC
ENTERTAINMENT INC., a Delaware corporation ("Guarantor"), to ENTERTAINMENT PROPERTIES TRUST, a Maryland real estate investment trust ("Owner").

         In order to induce Owner to enter into a certain Lease (the "Lease") dated as of November 21, 1997, between Owner, as Landlord, and American Multi-Cinema, Inc., a wholly-owned subsidiary of Guarantor (the "Tenant"), as Tenant, pursuant to which Owner has leased to Tenant certain premises located in the City of Dallas, County of Dallas, State of Texas and described therein (the "Lease"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

         1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Owner, subject to the terms of this Guaranty and to the limitations set forth herein, (i) the full, prompt and complete payment of the rent and all other sums due and payable by Tenant under the Lease and all costs incurred by Owner in collecting such sums or in enforcing its rights hereunder, and (ii) the full, prompt and complete performance by Tenant of all covenants, conditions and provisions in the Lease required to be performed by Tenant (collectively, the "Liabilities"). If Tenant fails to pay or perform any of the Liabilities, Guarantor shall pay or perform such Liabilities within thirty days after written notice of such failure from Owner. Guarantor waives any right to require Owner to proceed first against Tenant or to exhaust any remedy Owner may have against Tenant under the Lease or with respect to any security granted by Tenant under the Lease before proceeding against Guarantor.

         2.       Right to Assert Defenses.

                  A. Except as provided in subparagraph (B) of this Section, Guarantor shall have the benefit of and shall be entitled to assert with respect to its obligations hereunder any and all rights, claims, counterclaims, offsets and defenses available to Tenant with respect to the Liabilities or which Tenant is otherwise entitled to assert against Owner; provided however that in the event Tenant has the right to dispute a default asserted by Owner in the manner permitted by Article 30 of the Lease and either (i) does not pursue such right, or (ii) is adjudged by a court of competent jurisdiction to be in default of its obligation under the Lease, then, notwithstanding the provisions of this Section 2(A), Guarantor shall not be entitled to assert as a defense to its obligations hereunder the right to dispute the default under said Article 30 of the Lease.

                  B. The duties and obligations of Guarantor hereunder shall not be affected by, and Guarantor hereby waives any defense based on, the Tenant's becoming insolvent or being adjudicated a bankrupt, or filing a petition for reorganization, liquidation, or for the adjustment of debts or for similar relief under any present or future provision of the Bankruptcy Code, or the


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issuance by a court of an order for relief in the case of a petition being filed by a creditor or creditors of Tenant, or the seeking by Tenant of a judicial readjustment of the rights of its creditors under any present or future federal or state law, or the appointment of a receiver or trustee of all or part of Tenant's property and assets by any state or federal court.

         3. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty and hereby waives, so long as Tenant remains an affiliate of Guarantor, notice of any amendment of any Liabilities (including any amendment of the Lease) and the granting of any indulgence or extension of time to Tenant to perform under the Lease. Guarantor hereby also waives, so long as Tenant remains an affiliate of Guarantor, any and all other notices which by law or under the terms and provisions of the Lease are required to be given to Tenant, any demand for or notice of default in the payment of any sums payable by Tenant under the Lease or in the performance of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Tenant, except as specifically set forth in Section 1 hereof. Any modification, amendment, change or extension of any of the terms, covenants or conditions of the Lease which Tenant (which term shall include, without limitation, a trustee in bankruptcy) and Owner may hereafter make, or any forbearance, delay, neglect or failure on the part of Owner in enforcing any of the terms, covenants, conditions or provisions of the Lease, or any sale, conveyance, mortgaging or other transfer by Owner of any right, title, interest or estate in or to any of the property of which the Premises is a part, or any assignment, mortgaging or other transfer by Tenant of the Lease or any interest therein or any subletting of all or part of the Premises, or any dissolution or liquidation of Tenant, shall not in any way affect, impair or discharge the unconditional liability of Guarantor to Owner hereunder. Notwithstanding the foregoing, Owner agrees that if Tenant is no longer affiliated with Guarantor, Owner will, in addition to the notices required by Section 1 hereof, give Guarantor notice of any and all such actions, event or occurrences as are described in this Section 3. For the purposes hereof, Tenant shall be deemed to be an affiliate of Guarantor until such time as Guarantor notifies Owner in writing that Tenant is no longer an affiliate of Guarantor.

         4. Limitations on Guaranty. Notwithstanding anything to the contrary contained in this Guaranty: (i) if Tenant shall assign its interest in the Lease as permitted therein and shall be released thereunder of any liability accruing subsequent to the date of assignment, then Guarantor shall have no further obligation with respect to Liabilities that accrue hereunder from and after the date Tenant is released; and (ii) Guarantor shall have no obligation or liability under this Guaranty for any obligations for payment or performance that accrue under the Lease during any option periods or renewals of the Lease if Original Tenant as defined in the Lease is the tenant under the Lease at the date of expiration of the original term of the Lease. Upon Guarantor's request, Owner shall confirm in writing the release of liability in favor of Guarantor as described in clauses (i) and (ii) above.

     5. Default of Tenant. If because of Tenant's default, the Lease is terminated, then Owner shall notify Guarantor thereof, and if Guarantor would otherwise have continuing liability to Owner hereunder, then at Guarantor's option upon written notice to Owner, Owner shall enter


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into a New Lease with Guarantor (or an affiliate of Guarantor other than Tenant)
for the balance of the term of the Lease (including option periods), on the same terms as are set forth in the Lease, and such New Lease shall continue as a direct lease between Owner and Guarantor or its affiliate (as tenant). As a condition of Owner's obligation to enter into the New Lease, Guarantor shall cure all monetary defaults, and other defaults capable of being cured, and shall reimburse Owner for any costs incurred by Owner in connection with such default, including reasonable attorneys' fees and court costs.

         6.   Notices.   All   notices,   consents,   requests   and   approvals
(collectively, "Notices") required or permitted hereunder shall only be effective if in writing. All Notices shall be sent by Federal Express, Airborne or similar express courier which delivers only upon signed receipt of the addressee, by facsimile or by certified mail, with return receipt requested. Notices to Guarantor shall be sent to 106 West 14th Street, Suite 1700, Kansas City, Missouri 64105, marked for the attention of Lease Administrator, with a copy to Lathrop & Gage L.C., 2345 Grand Boulevard, Suite 2500, Kansas City, Missouri, 64108, marked for the attention of E.T. Bullard, or to such other addresses as Guarantor may later designate by Notice to Owner. All Notices to Owner shall be sent to Entertainment Properties Trust, One Kansas City Place, 1200 Main Street, Suite 3250, Kansas City, Missouri, 64105, marked for the attention of Robert L. Harris, President, with a copy to Stinson, Mag & Fizzell, P.C., 1201 Walnut, Suite 2800, Kansas City, Missouri, 64105, marked for the attention of Michael G. O'Flaherty, or to such other address as Owner may later designate by Notice to Guarantor. All Notices shall be effective upon the date of receipt by the addressee thereof as shown on the return or courier receipt of the Notice, on the facsimile confirmation page, or the certified mail receipt, as applicable.

         7. Cumulative Obligations. The amount of liability of Guarantor and all rights, powers, and remedies of Owner hereunder and under any other agreement now or at any time hereafter in force between Owner and Guarantor relating to any obligations or indebtedness of Tenant or Guarantor to Owner shall be cumulative and not alternative and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Owner by law.

         8. Separate Actions. The agreements, obligations, warranties and representations of Guarantor hereunder are independent of the obligations of Tenant. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against the undersigned, whether Tenant is joined therein or a separate action or actions are brought against Tenant. Owner may maintain successive actions for other defaults. Owner's right hereunder shall not be exhausted by its exercise of any of its rights or remedies until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

     9. Savings Clause. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.



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     10.  Successors  and Assigns.  This Guaranty  shall inure to the benefit of
Owner,  its  successors  and  assigns,  and  shall  bind the  heirs,  executors,
administrators,   successors,   and  assigns  of   Guarantor   and  any  parties
constituting Guarantor.

     11. Waiver in Writing. No provision of this Guaranty or right of Owner hereunder can be waived nor can Guarantor be released from Guarantor's obligations hereunder except by a writing duly executed by Owner and except as specifically provided for herein.

         12. Attorneys Fees. If it becomes necessary for Owner to employ counsel to enforce the obligations of Guarantor hereunder, then, to the extent permitted by law, all reasonable attorneys' fees and expenses in connection therewith of the prevailing party in any action instituted shall be paid by the other party.

         13. General. Guarantor will not exercise any right of subrogation with respect to any payment made hereunder unless and until all Liabilities shall have been paid in full; if any payment is made to Guarantor on account of such subrogation rights at any time when the Liabilities have not been paid in full, any amounts so paid shall be forthwith paid to Owner to be applied to any of the Liabilities. This Guaranty may be amended only in writing signed by Guarantor and Owner. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Owner and its successors and assigns. Guarantor represents and warrants that it is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware and that it has the power and authority to execute, deliver and perform this Guaranty.

         Executed as of the date first above written.

                                        AMC ENTERTAINMENT INC.,
(SEAL)                                  a Delaware corporation
ATTEST:

By: /s/ Nancy L. Gallagher              By: /s/ Peter C. Brown
--------------------------              ----------------------
Name: Nancy L. Gallagher                Name: Peter C. Brown
Title: Vice President and Secretary     Title: President and Chief Executive
                                               Officer



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